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                                                             EXHIBIT 10.11
                               LEASE AMENDMENT #1

This Lease Amendment made and entered into this 2nd day of April, 1993, by and between Whitesell Enterprises, hereinafter referred to as "Lessor" and Tyco Industries, Inc. hereinafter referred to as "Lessee".

Whereas Lessor leased certain premises known as 823 Eastgate Drive, Unit #5, Mount Laurel, New Jersey to Lessee, pursuant to that certain lease agreement dated December 15, 1992, the terms and conditions being more particularly described therein, and

Whereas, Lessor and Lessee wish to amend the Lease Agreement, the parties hereby agree to the following:

1. The Lease Commencement Date shall be changed to reflect receipt of the Certificate of Occupancy from February 1, 1993 to March 15, 1993. The termination date of March 1, 2000, will not change.

All other terms and conditions of the original agreement shall remain in full force and effect.

LESSOR:  6000 Midlantic Drive Associates, L.P.

By:  ______________________________________
               Thomas R. Whitesell

LESSEE:  TYCO INDUSTRIES, INC.

By:  ______________________________________
           Fredrick Rudloff, V/P - MIS


cp:  3/20/96
c:lease#1e.doc - word